SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: February 26, 2001
                                        -----------------
             Date of the Earliest Event Reported: February 12, 2001
                                                  -----------------


                       RIGHT MANAGEMENT CONSULTANTS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
                                  ------------
                 (State or other jurisdiction of incorporation)


         0-15539                                23-2153729
         -------                                ----------
       (Commission                              (IRS Employer Identification
       file number)                             Number)



              1818 Market Street, Philadelphia, Pennsylvania 19103
              ---------------------------------------------- ------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-1588

Item 5:  Other Matters

On February 12, 2001, Right Management Consultants, Inc. announced that its Board of Directors has authorized a 3-for-2 common stock split, to be effected on April 6, 2001 through a 50% stock dividend, for shareholders of record as of March 16, 2001. A copy of the press release is filed as Exhibit 99.1 of this Form 8-K.

Item 7:  Exhibits

Exhibit
Number         Description
------         -----------

99.1           Press release announcing a 3-for-2 common stock split.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RIGHT MANAGEMENT CONSULTANTS, INC.
                                    (Registrant)

Date: February 26, 2001             By: /S/ Charles J. Mallon
                                        -----------------------------
                                        Charles J. Mallon
                                        Executive Vice President and
                                        Chief Financial Officer